                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                     ---------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): May 17, 2005 (May 16, 2005)
-------------------------------------------------------------------------------

                            CAPITAL PROPERTIES, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                  Rhode Island
-------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

0-9380                                                          05-0386287
-------------------------------------------------------------------------------
(Commission File Number)                (IRS Employer Identification Number)

              100 Dexter Road, East Providence, Rhode Island 02914
-------------------------------------------------------------------------------
                    (Address of principal executive offices)

                                 (401) 435-7171
-------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 8.01. OTHER EVENTS

     On May 16, 2005, Capital Properties,  Inc. (the "Registrant") sent a letter to its  shareholders  responding  to the  tender  offer by Mercury  Real  Estate
Advisors LLC, a Delaware limited liability  company,  Mercury Special Situations
Fund LP, a Delaware limited partnership, and Mercury Special Situations Offshore
Fund,  Ltd., a British  Virgin  Islands  company  (collectively,  the "Bidder"), relating  to the offer by the Bidder to  purchase  up to  285,000  shares of the
Class A Common Stock of the Registrant.  In its letter,  the Registrant  advised its shareholders  that the Registrant's  Board of Directors was unable to take a position  on the tender  offer by the Bidder for the reasons as set forth in the letter.  A copy of the  Registrant's  press  release and letter to  shareholders regarding  the  above is  attached  hereto  as  Exhibit  99.1 and  Exhibit  99.2 respectively and are incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

         99.1  Press Release regarding response to tender offer.
         99.2  Letter to shareholders regarding tender offer.

SIGNATURES

     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended,  the  Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL PROPERTIES, INC.

By:  /s/ Barbara J. Dreyer
         --------------------------------------------
         Barbara J. Dreyer, Treasurer

Date:  May 16, 2005